                                SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

                              (Amendment No. 1)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [_]

     Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                CARDIMA, INC.
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              (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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


                               EXPLANATORY NOTE

Cardima is filing this amendment to Schedule 14A (Proxy Statement) to correct the "Common Stock Ownership of Certain Beneficial Owners and Management" table. David A. Smith and "All Directors and executive officers as a group (11) persons" shares were changed to 57,435 from 106,928 and to 1,867,075 from 1,865,730, respectively. Also note (9) shares were changed to 55,432 from 98,144. In Addition, the annual shareholders meeting date was changed to June 23, 1999 from June 21, 1999 on the Proxy Card.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of March 31, 1999 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.

                                                         Shares    Percent of
                                                      Beneficially   Common
Name and Address                                        Owned(1)   Stock(1)(2)
----------------                                      ------------ -----------
Kleiner Perkins Caufield & Byers VI(3) ..............  1,252,056       7.7%
 2750 Sand Hill Road
 Menlo Park, CA 94025

The Goldman Sachs Group, L.P.(4).....................  1,132,050       7.0
 85 Broad Street
 New York, NY 10004

Atlas Venture(5).....................................    554,373       3.4
 222 Berkeley Street
 Boston, MA 02116

Phillip C. Radlick, Ph.D.(6).........................    229,601       1.4
Gabriel B. Vegh(7)...................................    288,075       1.8
Allan L. Abati, Ph.D.(8).............................     67,571         *
David A. Smith(9)....................................     57,435         *
Ronald E. Bourquin(10)...............................     52,128         *
Joseph S. Lacob(3)...................................  1,252,056       7.6
Michael J.F. Du Cros(5)..............................    554,373       3.4
Neville J. Jeharajah.................................        --        --
Charles P. Waite, Jr. (11)...........................    443,500       2.7
All Directors and executive officers as a group (11
 persons)(12)........................................  1,867,075      11.0

--------
   * Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In determining the number of shares beneficially owned by a person, options or warrants to purchase Common Stock held by that person that are currently exercisable, or become exercisable within 60 days following March 31, 1999, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. The Company believes that all of the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (2) As of March 31, 1999, 16,238,021 shares of Common Stock were issued and outstanding.

 (3) Includes 317,321 shares issuable upon the exercise of outstanding warrants held by Kleiner Perkins Caufield & Byers VI, L.P., a California limited partnership ("KPCB VI"), and exercisable within 60 days of March 31, 1999. Joseph S. Lacob is a general partner of KPCB VI Associates, L.P., the general partner of Kleiner Perkins Caufield & Byers VI, L.P., and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Lacob disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares.

 (4) Represents 1,132,050 shares owned by certain investment partnerships, of which affiliates of The Goldman Sachs Group, L.P. ("GS Group") are the general partner, managing general partner or investment manager.

   Includes 710,248 shares held by GS Capital Partners II, L.P., 282,333 shares held by GS Capital Partners II Offshore, L.P., 26,151 shares held by Goldman, Sachs & Co. Verwaltungs GmbH, 76,280 shares held by Stone Street Fund 1997, L.P. and 37,038 shares held by Bridge Street Fund 1997, L.P. Each of such investment partnership shares voting and investment power with certain of its respective affiliates.

 (5) Includes 304,907 shares held by Atlas Venture Fund II, L.P. and 249,466 shares held by Atlas Venture Europe Fund B.V. Mr. Du Cros, a director of the Company, is a limited partner of Atlas Venture Associates II, L.P., the general partner of Atlas Venture Fund II, L.P. The shares of each of these funds may be deemed to be beneficially owned by the others, because the parent entity of Atlas Venture Europe Fund B.V., Atlas Investerings Groep N.V., holds an approximate 80% interest in Atlas Venture Fund II, L.P. Mr. Du Cros disclaims beneficial ownership of such shares except to the extent of his pecuniary interests.

 (6) Includes 228,601 shares issuable upon exercise of options exercisable within 60 days of March 31, 1999.

 (7) Includes 37,301 shares held by Gabriel B. Vegh and Kathleen G. Vegh, tenants in common and 161,934 shares issuable upon exercise of options within 60 days of March 31, 1999.

 (8) Includes 67,571 shares issuable upon exercise of options exercisable within 60 days of March 31, 1999.

 (9) Includes 55,432 shares issuable upon exercise of options exercisable within 60 days of March 31, 1999.

(10) Includes 50,576 shares issuable upon exercise of options exercisable within 60 days of March 31, 1999.

(11) Includes 421,326 shares held by Olympic Venture Partners III, L.P. and 22,174 shares held by OVP III Entrepreneurs Fund. Mr. Waite, a director of the Company, is a general partner Olympic Venture Partners III, L.P., the general partner of Olympic Venture Partners III, L.P. and OVP III Entrepreneurs Fund, and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Waite disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Olympic Venture Partners is located at 2420 Carillon Point, Kirkland, Washington 98033.

(12) Includes shares referred to in footnotes (3) and (5)-(11).

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  AND MAY BE REVOKED PRIOR TO ITS EXERCISE

                                CARDIMA, INC.

The undersigned hereby appoints Phillip C. Radlick, Ph.D. and Ronald E. Bourquin proxies with power to act without the other and with power of substitution, and hereby authorizes each of them to represent and vote all the shares of stock of Cardima, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 23, 1999, or any adjournment or postponement thereof.

      The Board of Directors recommends a vote "FOR" Items 1, 2 and 3.

Unless contrary instructions are given below, this Proxy shall be voted according to the recommendations of the Board of Directors.

                                                                                                              WITHHELD
        Item 1:  ELECTION OF DIRECTORS                                                          FOR ALL       FOR ALL

        Michael J.F. Du Cros     Neville J. Jeharajah     Phillip C. Radlick, Ph.D.               [_]            [_]
        Gabriel B. Vegh          Charles P. Waite, Jr.

WITHHELD FOR  (Write that nominee's name.)___________________________________________________________________

        Item 2:  RATIFICATION OF THE COMPANY'S 1993 STOCK OPTION PLAN
                                                                                               FOR      AGAINST      ABSTAIN
        The Board recommends a vote for ratification of  the Company's 1993 Stock              [_]        [_]          [_]
        Option Plan to increase the numbers of shares reserved for issuance thereunder by 2,000,000.

        Item 3:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                                                                               FOR      AGAINST      ABSTAIN
        The Board recommends a vote for ratification of the appointment of Ernst &             [_]        [_]          [_]
        Young LLP as the Company's independent auditors for the fiscal year ending
        December 31, 1999.

                                                                            I PLAN TO ATTEND MEETING   [_]

                                                                            Dated:_____________________________________________

                                                                            ___________________________________________________
                                                                                                Signature(s)
                                                                            Note:  Please sign as name appears hereon. Joint owners
                                                                            must each sign. When signing as attorney-in-fact,
                                                                            executor, administrator, trustee or guardian, please
                                                                            give full title as such.